SUPPLEMENT TO THE PROSPECTUS

The following information supersedes the information contained under the caption
"Fee  Table,   Portfolio   Annual   Expenses"  with  respect  to  the  following
Sub-Accounts:

   Portfolio Annual Expenses (After Expense Reimbursement) for Year Ended 12/31/99 (As a percentage of Portfolio average net assets)

  Sub-Account                            Management         Other      Total
                                         Fees               Expenses   Expenses

  INVESCO VIF-Equity Income Fund         0.75               0.42       1.17
  INVESCO VIF-Total Return Fund          0.75               0.42       1.17
  INVESCO VIF-High Yield Fund            0.60               0.47       1.07



  Sub-Account (Without                   Management         Other      Total
  Expense Reimbursement)                 Fees               Expenses   Expenses

  INVESCO VIF-Equity Income Fund         0.75               0.44       1.19
  INVESCO VIF-Total Return Fund          0.75               0.55       1.30
  INVESCO VIF-High Yield Fund            0.60               0.48       1.08




To be attached to the cover page of the Prospectus dated May 1, 2000.

This Supplement is dated May 31, 2000.